General Motors Company
Q1 2010 Results
May 17, 2010
Exhibit 99.2
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
***************
*************

Forward Looking Statements
In this press release and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,”
“commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,”
“projected,” “positioned” or similar expressions is intended to identify forward-
looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include:  our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planning significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to comply with the continuing requirements related to U.S. and other government support.
GM's most recent annual report on Form 10-K and quarterly report on Form
10-Q provides information about these and other factors, which we may revise or supplement in future reports to the SEC.

Jul 10 – Sep 30
2009
Q4
2009
Q1
2010
GAAP
Net Revenue ($B) 25.1 32.3 31.5
Operating Income ($B) (1.0) (3.9) 1.2
Net Income Attr. Common
Stockholders ($B)
(0.9) (3.5) 0.9
EPS – Diluted ($/Share) (2.20) (8.53) 1.66
Non- GAAP
EBIT - Adj.  ($B) (0.6) (1.0) 1.7
Free Cash Flow ($B) 2.0 (2.9) 1.0
Summary of Q1 2010 Results

Q1 Operating Income Walk to EBIT- Adj.

($ B)
Q1
2010
Operating Income 1.2
Equity Income 0.4
Non-Controlling Interests (0.1)
Non-Operating Income 0.3
Earnings Before Interest & Taxes (EBIT) 1.8
Less Adjustments 0.1
EBIT- Adj. 1.7

1,218
(506)
1,194
(82)
1,824
123
1,701
GMNA
GME
GMIO
Corp. / Elims
EBIT
Less Adjustments*
EBIT - Adj.

Q1 2010 EBIT & EBIT - Adj. 4 ($M) * Included in Earnings Before Interest and Taxes (EBIT) Gain on Saab Sale

1,972
1,952
1,998
2,000
1,500
1,000
Q3 2009
Q4 2009
Q1 2010

Q1 2010 Global Deliveries

(000’s)
Global Share 11.8% 11.5% 11.2%
GM deliveries & market share includes vehicles sold around the world under GM and JV brands and through GM branded distribution network

700
350
0
102
588
50
587
551
Q3 2009
Q4 2009
Q1 2010

Q1 2010 GMNA Deliveries 6 (000’s) GMNA Share 18.7% 19.3% 17.8% U.S. Share 19.4% 20.2% 18.4% U.S. 4 Brand Share 16.7% 18.6% 18.1% Discontinued Brands Chevy, Buick, GMC, Cadillac 690 637 563

22%
20%
18%
16%
14%
12%
10%
8%
6%
5,500
5,000
4,500
4,000
3,500
3,000
2,500
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

Key GMNA Performance Indicators

GM Average U.S. Retail Incentive (4 Brand) % of Industry Average
127 152 143 137 137 121 143 135 149 154 141 132 119 106 98 108
Share
$/Unit
U.S. 4 Brand Share
U.S. Total Share
Apr
2010
Avg. GM U.S. Retail
Incentive – 4 Brands
Note:  Incentive Information Based on J.D. Power and Associates Power Information Network data

Q1 2010 GMNA Net Revenue 8 ($B) GMNA Production (000’s) 531 616 668 U.S. Dealer Inv (000’s) 424 385 428 Q3 2009 represents combined net revenue for GM and Old GM

2.0
0.0
(2.0)
(4.0)
1.2
(1.4)
(3.4)
July 10 -
Sept. 30 2009
Q4
2009
Q1
2010

Q1 2010 GMNA Earnings Before Interest & Taxes 9 ($B)

Q1 2010 GME Deliveries 10 (000’s) GME Share 8.9% 8.2% 8.5% Germany Share 9.4% 8.8% 8.2% U.K. Share 12.0% 11.2% 11.8%

Q1 2010 GME Net Revenue 11 Total Production (000’s) 277 266 357 ($B) Q3 2009 represents combined net revenue for GM and Old GM

2.0
0.0
(2.0)
(4.0)
0.0
(0.8)
(0.5)
July 10 -
Sept. 30 2009
Q4
2009
Q1
2010

Q1 2010 GME Earnings Before Interest & Taxes 12 ($B)

1,200
800
400
0
873
937
1,030
478
534
623
395
403
407
Q3 2009
Q4 2009
Q1 2010

Q1 2010 GMIO Deliveries 13 (000’s) GMIO Share 10.3% 10.3% 10.3% China Share 13.4% 13.3% 13.5% Brazil Share 19.8% 18.7% 19.9% India Share 3.1% 3.7% 4.2% China GMIO Excl. China

Q1 2010 GMIO Net Revenue 14 Production (000’s) Fully Consolidated 414 456 455 Joint Venture 491 584 605 Total 905 1,040 1,060 ($B) Q3 2009 represents combined net revenue for GM and Old GM

2.0
1.0
0.0
0.2
0.3
0.3
0.4
0.4
0.8
July 10 -
Sept. 30 2009
Q4
2009
Q1
2010

Q1 2010 GMIO Earnings Before Interest & Taxes 15 ($B) 0.5 0.7 1.2 Equity Income Inc. Before Int/Tax/Equity

Cash Flow

($B)
July 10 – Sept 30
2009
Q4
2009
Q1
2010
Net Income /(Loss) (0.6) (3.2) 1.2
Depreciation / Amortization 2.0 2.2 1.8
Working Capital 6.4 (2.1) (0.7)
Pension / OPEB & Other (4.9) 1.2 (0.6)
Net cash provided/(used)
operating activities
2.9 (1.9) 1.7
Capital Expenditures (0.9) (1.0) (0.7)
Free Cash Flow 2.0 (2.9) 1.0

Depreciation / Amortization & Cap Ex

($M)
July 10 – Sept 30
2009
Q4
2009
Q1
2010
GMNA 1,348 1,384 1,174
GME 401 551 384
GMIO 170 277 194
Corp / Other 66 44 51
Total Depreciation &
Amortization
1,985 2,256 1,803
Capital Expenditures 881 1,033 755

Key Balance Sheet Items
($B)
December 31
2009
March 31
2010
Cash & marketable securities* 36.2 35.7
Key Obligations:
Debt 15.8 14.2
Preferred Stock 7.0 7.0
Underfunded Pensions 27.5 26.9
Underfunded OPEB 9.6 9.4

* Includes UST & Canadian HC Trust Restricted Cash

Summary
• Profitable, and positive cash flow
• U.S. y-o-y 4-brand share up & average retail incentive
down, GMNA breakeven substantially lowered
• Well positioned to grow profitably in GMIO
• More work to do in GME
• Making progress on designing, building and selling the
world's best vehicles

General Motors Company
Select Supplemental Financial Information
*****************************
*****************************
*****************************
*****************************
*****************************
******
******
******
******
******
******
******
******
******
******
******
******
******
******
******
******
******
******
******
******
******
******
*

Operating Income Walk to EBIT- Adj
S1
($ Billions)
Jul 10 – Sep 30
2009
Q4
2009
Q1
2010
Operating Income (1.0) (3.9) 1.2
Equity Income 0.2 0.3 0.4
Non-Controlling Interests (0.3) (0.2) (0.1)
Non-Operating Income/(Expense) 0.4 (0.2) 0.3
Earnings Before Interest & Taxes (0.7) (4.0) 1.8
Less Adjustments (0.1) (3.0) 0.1
EBIT- Adj. (0.6) (1.0) 1.7

Detail of Adjustments
S2
($M)
July 10 – Sept 30
2009
Q4
2009
Q1
2010
Earnings Before Interest
& Taxes (EBIT)
(741) (4,046) 1,824
Less Adjustments
- Gain on Saab Sale - - 123
- VEBA Settlement - (2,571) -
- GMAC Investment Impairment - (270) -
- Delphi Related (110) (150) -
- CAMI Debt Ext. - (101) -
Total Adjustments (110) (3,092) 123
EBIT – Adj. (631) (954) 1,701

Restructuring Excluded From Adjustments
S3
($M)
July 10 – Sept 30
2009
Q4
2009
Q1
2010
GMNA – Dealer Related (187) (88) (18)
GMNA – Non-Dealer Related 134 (208) 97
Total GMNA (53) (296) 79
Total GME
(9) (28) (273)
Total GMIO (27) (56) -
Total (89) (380) (194)

GMIO Joint Ventures
S4
Shanghai -
GM
SAIC - GM
Wuling FAW - GM GM - Daewoo
GM
Ownership
49% 34% 50% 70%
Deliveries 100% 100% 100% 100%
Market
Share
100% 100% 100% 100%
Revenue 0% 0% 0% 100%
Earnings
49%
Equity Income
34%
Equity Income
50%
Equity Income
70%
After adj. for Non-
Controlling Interest